UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Existing Credit Facility

On September 1, 2022, MasTec, Inc. (the “Company”) amended its existing credit agreement, dated as of November 1, 2021 (as amended the “Credit Facility”) among the Company and MasTec North America, Inc., a subsidiary of the Company (“MasTec North America”), as borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto. The amendment, among other things, (i) increased the revolving borrowing commitments under the Credit Facility by $250 million to an aggregate amount of $1.90 billion and (ii) released the existing guarantees thereof and removed the requirement that certain subsidiaries of the Company guarantee the obligations thereunder. The other terms and conditions of the Credit Facility remain unchanged. In addition, pursuant to the terms of the indenture governing the Company’s 4.50% Senior Notes due 2028 (the “2028 Notes”), the existing guarantees of the 2028 Notes were released substantially concurrently with the amendment to the Credit Facility.

BofA Securities, Inc. and JPMorgan Chase Bank, N.A. acted as Joint Lead Arrangers and Joint Bookrunners for the amendment, for which they have received customary fees.

The above description of the amendment is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

New Term Loan Facility

On September 1, 2022, the Company entered into a new unsecured delayed draw term loan agreement (the “New Term Loan Facility”) among the Company and MasTec North America, as borrowers (the “Borrowers”), Bank of America, N.A., as Administrative Agent and the other lenders party thereto, which provides for $700 million in delayed draw term loan commitments (the “Term Loan Commitments”), composed of $400 million of three-year commitments (the “Three-Year Tranche”) and $300 million of five-year commitments (the “Five-Year Tranche”). The Term Loan Commitments may be drawn on the closing date (the “Closing Date”) of the Company’s previously announced acquisition (the “merger”) of Infrastructure and Energy Alternatives, Inc. and its subsidiaries (collectively, “IEA”).

The Three-Year Tranche will mature on the three-year anniversary of the Closing Date, and the Five-Year Tranche will mature on the five-year anniversary of the Closing Date. Loans under the Three-Year Tranche are not subject to amortization. Loans under the Five-Year Tranche are subject to amortization in quarterly principal installments (subject to the application of certain prepayments in accordance with the terms of the New Term Loan Facility) commencing with the first full fiscal quarter ending after the one-year anniversary of the Closing Date, at the rate of 5% per annum, increasing to 10% per annum on the first full fiscal quarter ending after the third-year anniversary of the Closing Date until the maturity date of the Five-Year Tranche.

Borrowings under the New Term Loan Facility may be used to pay the consideration for the merger and to pay fees and expenses incurred in connection with the merger and related transactions. The Term Loan Commitments will be automatically and permanently terminated if the Closing Date does not occur.

Outstanding loans under the Three-Year Tranche bear interest, at the Company’s option, at a rate equal to either (a) Term SOFR, as defined in the New Term Loan Facility, plus a margin of 1.125% to 1.500% or (b) a Base Rate (defined below), plus a margin of 0.125% to 0.500%. Outstanding loans under the Five-Year Tranche bear interest, at the Company’s option, at a rate equal to either (a) Term SOFR plus a margin of 1.250% to 1.625% or (b) a Base Rate, plus a margin of 0.250% to 0.625%. The Base Rate equals the highest of (i) the Federal Funds Rate, as defined in the New Term Loan Facility, plus 0.50%, (ii) Bank of America’s prime rate and (iii) Term SOFR plus 1.00%. In each of the foregoing cases, the applicable margin is based on the Company’s Consolidated Leverage Ratio and Debt Rating, each as defined in the New Term Loan Facility, as of the then most recent fiscal quarter. The Company must also pay ticking fees to the lenders under the New Term Loan Facility of 0.175% on any undrawn commitments under the Three-Year Tranche or the Five-Year Tranche.

The obligations under the New Term Loan Facility are not guaranteed and are not secured by any assets of the Company or any of its subsidiaries. The New Term Loan Facility requires the Company to maintain a Consolidated Leverage Ratio, as defined in the New Term Loan Facility, of not more than 3.50 as of the end of any fiscal quarter (subject to the Acquisition Adjustment described below). The New Term Loan Facility also requires the Company to maintain a Consolidated Interest Coverage Ratio, as defined in the Amended Credit Facility, of at least 3.00. The New Term Loan Facility provides that, for purposes of calculating the Consolidated Leverage Ratio, funded indebtedness excludes undrawn standby performance letters of credit included in the calculation of Consolidated Funded Indebtedness (as defined in the New Term Loan Facility). Additionally, notwithstanding the terms discussed above, subject to certain conditions, if a permitted acquisition or series of permitted acquisitions having consideration exceeding $100 million occurs during a fiscal quarter, the Consolidated Leverage Ratio may be temporarily increased to up to 4.00 during such fiscal quarter and the subsequent four fiscal quarters (the “Acquisition Adjustment”). Such right may be exercised no more than two times during the term of the New Term Loan Facility. Subject to customary exceptions, the New Term Loan Facility limits the borrowers’ ability to engage in certain activities, including but not limited to acquisitions, mergers and consolidations, debt incurrence, investments, asset sales, debt prepayments, lien incurrence and the making of distributions on or repurchases of capital stock. However, distributions payable solely in capital stock are permitted. The New Term Loan Facility provides for customary events of default and carries cross-default provisions with the Company’s other significant debt instruments, including the Company’s indemnity agreement with its surety provider, as well as customary remedies, including the acceleration of repayment of outstanding amounts.

BofA Securities, Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, Truist Securities, Inc. and U.S. Bank National Association acted as Joint Lead Arrangers and Joint Bookrunners for the New Term Loan Facility, for which they have received customary fees.

The above description of the amendment is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment dated as of September 1, 2022 to Credit Agreement dated as of November 1, 2021

10.2*	Term Loan Credit Agreement, dated as of September 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

Forward Looking Statements

This communication and any documents referred to in this communication contain forward-looking statements. Forward-looking statements include, but are not limited to, the anticipated results and execution of the Exchange Offer and Consent Solicitation related to the merger and the actions that the Company may take with respect thereto; statements relating to expectations regarding the future financial and operational performance of the Company or IEA; the projected impact and benefits of IEA on the Company’s operating or financial results; expectations regarding the Company’s or IEA’s business or financial outlook; expectations regarding the Company’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of IEA; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; the Company’s ability to successfully integrate the operations of IEA; the expected closing of, and financing sources for, the acquisition of IEA; the impact of inflation on the Company’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: risks related to completed or potential acquisitions, including the acquisition of Henkels & McCoy Group, Inc., as well as the ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges and write-downs of goodwill; risks related to timely completion, or completion at all, of the Exchange Offer; risks related to the Company’s ability to obtain consents under the Consent Solicitation; risks that conditions to the closing of the merger are not satisfied or waived at all or on the anticipated timeline; risks related to the impact of inflation on costs as well as economic activity, customer demand and interest rates, risks related to adverse effects of health epidemics and pandemics or other outbreaks of communicable diseases, such as the COVID-19 pandemic, including its effect on supply chain or inflationary issues, as well as, the potential effects of related health mandates and recommendations; market conditions, technological developments, regulatory or policy changes, including permitting processes and tax incentives that affect us or our customers’ industries; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential adverse effects of public health issues, such as the COVID-19 pandemic on economic activity generally, the availability and cost of financing, and customer consolidation in the industries we serve; activity in the industries we serve and the impact on our customers’ expenditure levels caused by fluctuations in commodity prices, including for oil, natural gas, electricity and other energy sources; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; the timing and extent of fluctuations in operational, geographic and weather factors affecting our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; the effect of state and federal regulatory initiatives, including costs of compliance with existing and potential future safety and environmental requirements, including with respect to climate change; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; any exposure resulting from system or information technology interruptions or data security breaches; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; our ability to maintain a workforce based upon current and anticipated workloads; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements; fluctuations in fuel, maintenance, materials, labor and other costs; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances; restrictions imposed by our credit facility, senior notes and any future loans or securities; our ability to obtain performance and surety bonds; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; as well as a small number of our existing shareholders have the ability to influence major corporate decisions. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this communication to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Additional Information and Where to Find It

In connection with the merger, the Company has filed a Registration Statement on Form S-4 that includes a preliminary proxy statement of IEA with respect to the merger and also constitutes the Company’s prospectus with respect to the shares of its common stock to be issued in the merger. The Registration Statement on Form S-4 has not yet become effective and the information contained therein is subject to change.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

These materials (when they are available) and other documents filed with the SEC may be obtained free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge at MasTec’s website at MasTec.com or (305) 406-1815. Copies of documents filed with the SEC by IEA (when they become available) may be obtained free of charge on IEA’s website at iea.net or (765) 828-2653.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: September 1, 2022	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary